Exhibit (a)(1)(ii)



                       CONSENT AND LETTER OF TRANSMITTAL

                 Offer of Premium for Conversion of Outstanding
            11 7/8% Mandatorily Convertible Trust Preferred Securities
                                       of
                           Allegheny Capital Trust I
                             (CUSIP No. 017271AA5)
                                      into
                 Shares of Authorized but Unissued Common Stock
                                       of
                             Allegheny Energy, Inc.
                                      and
            Solicitation of Consents for Proposed Amendments to the
        Indenture Governing Allegheny Energy, Inc.'s 11 7/8% Notes due 2008

    PURSUANT TO, AND SUBJECT TO THE TERMS AND CONDITIONS DESCRIBED IN,
                THE OFFERING CIRCULAR DATED MARCH 23, 2005.

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|  THE OFFER AND CONSENT SOLICITATION WILL EXPIRE ON APRIL 20, 2005, AT      |
|  12:00 MIDNIGHT, NEW YORK CITY TIME, OR AT SUCH OTHER TIME IF THIS DATE    |
|  IS EXTENDED OR TERMINATED BY ALLEGHENY ENERGY, INC. AND ALLEGHENY         |
|  CAPITAL TRUST I (THE "EXPIRATION DATE").                                  |
 ----------------------------------------------------------------------------

      The Conversion Agent for the offer and consent solicitation is:

                            WILMINGTON TRUST COMPANY
                              Rodney Square North
                            1100 North Market Street
                           Wilmington, Delaware 19890

                          By Facsimile: 1-302-636-4145
                          Attention: Alisha Clendaniel
                    To Confirm by Telephone: (302) 636-6470
                      Toll free: (800) 441-7120 ext. 6470

         DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

         Capitalized terms used but not defined herein shall have the same meaning given them in the offering circular dated March 23, 2005 (the "Offering Circular") of Allegheny Energy, Inc., a Maryland corporation ("Allegheny"), and Allegheny Capital Trust I, a statutory business trust that was formed under the laws of the state of Delaware and a wholly-owned subsidiary of Allegheny (the "Trust").

         This Consent and Letter of Transmittal (the "Consent and Letter of Transmittal") need not be completed if (a) the 11 7/8% Mandatorily Convertible Trust Preferred Securities due 2008 (the "Preferred Securities") are being tendered by book-entry transfer to the account maintained by the Conversion Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Circular under "The Offer and Consent Solicitation -- Procedures for Tendering and Delivering of Consents" and (b) an "agent's message" is delivered to the Conversion Agent as described in the Offering Circular under "The Offer and Consent Solicitation -- Procedures for Tendering and Delivering of Consents."

         HOLDERS NOT REQUIRED TO COMPLETE THE CONSENT AND LETTER OF TRANSMITTAL ARE STILL REQUIRED TO VALIDLY COMPLETE AND SUBMIT A NOTICE OF CONVERSION, THE FORM OF WHICH IS ATTACHED AS ANNEX B TO THE OFFERING CIRCULAR (THE "NOTICE OF CONVERSION").

         THE INSTRUCTIONS ACCOMPANYING THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED. If Preferred Securities are registered in different names, a separate Consent and Letter of Transmittal must be submitted for each registered owner. See Instruction 2 below.

         This Consent and Letter of Transmittal is being delivered to you in connection with Allegheny's offer to holders of the Preferred Securities of the right to receive for each $1,000 in Liquidation Amount of Preferred Securities tendered, 83.33 shares of the Allegheny's Common Stock, subject to any applicable anti-dilution adjustments and $160.00 in cash, which represents (i) the remaining regularly scheduled distributions from March 15, 2005 through June 15, 2006 (the first date on which the Allegheny may redeem any or all of the 11 7/8% Notes irrespective of the aggregate principal amount of 11 7/8% Notes outstanding, and the date that the Preferred Securities become subject to the mandatory conversion provisions of the Declaration of Trust), (ii) an incentive amount and (iii) a consent payment, if such holders agree to convert their Preferred Securities into shares of the Allegheny's Common Stock during the period commencing on the date of the Offering Circular through the Expiration Date. The undersigned agrees and acknowledges that, by the execution and delivery hereof no later than 12:00 midnight, New York City time, on the Expiration Date, the undersigned makes and provides the consent, with respect to the Preferred Securities tendered hereby, to the Proposed Amendments to the Indenture. The undersigned understands that the consent provided hereby shall remain in full force and effect unless such consent is revoked in accordance with the procedures set forth in the Offering Circular and this Consent and Letter of Transmittal.

         The offer and consent solicitation is made upon the terms and subject to the conditions contained in the Offering Circular.

         All tenders of Preferred Securities and the deliveries of the related consents pursuant to the offer and consent solicitation must be received by the Conversion Agent no later than 12:00 midnight, New York City time, on the Expiration Date. Allegheny and the Trust will notify holders of the Preferred Securities of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         The offer and consent solicitation is subject to certain conditions precedent as set forth in the Offering Circular under the caption "The Offer and Consent Solicitation -- Conditions to the Offer and Consent Solicitation."

         This Consent and Letter of Transmittal is to be completed by a holder of Preferred Securities if a tender is to be made by book-entry transfer to the account maintained by the Conversion Agent at DTC pursuant to the procedures set forth in the Offering Circular under "The Offer and Consent Solicitation -- Procedures for Tendering Preferred Securities and Delivering Consents," but only if an agent's message is not delivered through DTC's Automated Tender Offer Program ("ATOP"). Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the offer and consent solicitation must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Conversion Agent's account at DTC. DTC will also send an agent's message to the Conversion Agent for its acceptance. The agent's message will state that DTC has received an express acknowledgment from the tendering holder of Preferred Securities, which acknowledgment will confirm that the holder of Preferred Securities received and agrees to be bound by, and makes each of the representations and warranties contained in, this Consent and Letter of Transmittal, and that Allegheny and the Trust may enforce this Consent and Letter of Transmittal against the holder of Preferred Securities. Delivery of the agent's message by DTC will satisfy the terms of the offer and consent solicitation in lieu of execution and delivery of this Consent and Letter of Transmittal by the DTC participant identified in the agent's message. Accordingly, this Consent and Letter of Transmittal need not be completed by a holder tendering through ATOP. HOWEVER, HOLDERS OF PREFERRED SECURITIES TENDERING THROUGH ATOP ARE STILL REQUIRED TO VALIDLY COMPLETE AND SUBMIT THE NOTICE OF CONVERSION.

         Holders of Preferred Securities whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Preferred Securities into the Conversion Agent's account at DTC and all other documents required by this Consent and Letter of Transmittal to the Conversion Agent no later than 12:00 midnight, New York City time, on the Expiration Date must tender their Preferred Securities according to the guaranteed delivery procedures set forth in the Offering Circular under the caption "The Offer and Consent Solicitation -- Guaranteed Delivery."

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE CONVERSION AGENT.

         The method of delivery of Preferred Securities, Consents and Letters of Transmittal, Notices of Conversion and all other required documents are at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Consent and Letter of Transmittal, the Preferred Securities or the Notice of Conversion should be sent to Allegheny or the Trust.

         The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the offer and consent solicitation.

         List below the Preferred Securities to which this Consent and Letter of Transmittal relates. If Preferred Securities are registered in different names, a separate Consent and Letter of Transmittal must be submitted for each registered owner. See Instruction 2 below.

                      Description of Preferred Securities
                                    Item 1.

Name(s) and address(es) of registered Holder(s) of Preferred Securities or name of DTC participant and DTC participant's DTC account number in which the Preferred Securities are held.
                            (Please fill in blanks)

                                                                                           Liquidation Amount
                                                                        Aggregate           Tendered and as to
                                                Certificate        Liquidation Amount      which Consents Are
                                               Number(s) (1)        Represented (2)             Given (3)

Name                                                                $                        $
Address
City, State & Zip

Name                                                                $                        $
Address
City, State & Zip

Name                                                                $                        $
Address
City, State & Zip

Total Liquidation amount of Preferred                               $                        $
Securities tendered



(1) Need not be completed by holders of Preferred Securities tendering by book-entry transfer.

(2) Unless otherwise indicated in the column labeled "Liquidation Amount Tendered and as to which Consents Are Given" and subject to the terms and conditions set forth in the Offering Circular, a holder will be deemed to have tendered the entire aggregate amount indicated in the column labeled "Aggregate Liquidation Amount Represented".

(3) For a valid tender, a consent must be given for all Preferred Securities tendered. If no entry is made in this box, consents will be deemed to be given for all Preferred Securities tendered on or before the Expiration Date for the offer and consent solicitation.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

         By execution hereof, the undersigned acknowledges that he or she has received the Offering Circular and this Consent and Letter of Transmittal which have been delivered to you in connection with Allegheny's offer to pay the Conversion Amount for the conversion of the Preferred Securities into shares of Common Stock if you tender Preferred Securities for conversion into Common Stock during the period commencing on the date of the Offering Circular through 12:00 midnight, New York City time, on April 20, 2005, or such other time if this date is extended by the Trust and Allegheny and on the terms and subject to the conditions of the Offering Circular. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Offering Circular.

         Upon the terms and subject to the conditions of the offer and consent solicitation, the undersigned hereby tenders to the Conversion Agent the aggregate Liquidation Amount of Preferred Securities indicated above pursuant to the offer and consent solicitation.

         Subject to, and effective upon, the acceptance of Preferred Securities tendered for conversion hereby, by executing and delivering this Consent and Letter of Transmittal (or agreeing to the terms of this Consent and Letter of Transmittal pursuant to an agent's message) and the Notice of Conversion, the undersigned: (i) irrevocably sells, assigns, and transfers to, or upon the order of, Allegheny and the Trust all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of the Preferred Securities tendered thereby;
(ii) waives any and all rights with respect to the Preferred Securities tendered, (iii) releases and discharges Allegheny and the Trust with respect to the Preferred Securities from any and all claims such holder may have, now or in the future, arising out of or related to the Preferred Securities and (iv) consents to the Proposed Amendments. The undersigned acknowledges and agrees that the tender of Preferred Securities and delivery of the related consents to the Proposed Amendments made hereby may not be withdrawn except in accordance with the procedures set forth in the Offering Circular.

         The undersigned represents and warrants that it has full power and authority to legally tender, sell, assign and transfer the Preferred Securities tendered hereby and to acquire the Common Stock issuable upon the conversion of such tendered Preferred Securities, and that, when and if the Preferred Securities tendered hereby are accepted for conversion, Allegheny and the Trust will acquire good and unencumbered title to the tendered Preferred Securities free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Conversion Agent, Allegheny or the Trust to be necessary or desirable to transfer ownership of such Preferred Securities on the account books maintained by DTC.

         The undersigned hereby irrevocably constitutes and appoints the Conversion Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Conversion Agent also acts as the agent of Allegheny and the Trust) with respect to such Preferred Securities, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to: (i) present such Preferred Securities and all evidences of transfer and authenticity to, or transfer ownership of, such Preferred Securities on the account books maintained by the DTC to, or upon the order of, Allegheny and the Trust, (ii) present such Preferred Securities for transfer of ownership on the books of Allegheny and the Trust, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Securities, and
(iv) deliver to the Indenture Trustee and the Institutional Trustee this Consent and Letter of Transmittal and the Notice of Conversion as evidence of the undersigned's consent to the Proposed Amendments, and as certification that validly tendered and not revoked consents from holders of not less than holders of at least a Majority in Liquidation Amount of the Preferred Securities (the "Requisite Percentage") to the Proposed Amendments or consents of 75% in Liquidation Amount of the Preferred Securities for the Additional Amendment, duly executed by holders of such Preferred Securities, have been received, all in accordance with the terms and conditions of the offer and the consent solicitation as described in the Offering Circular. Allegheny and the Trust currently intend to consummate the offer and consent solicitation if holders of the Requisite Percentage validly tender and do not withdraw their Preferred Securities, even if the required consent to effectuate the Additional Amendment is not achieved.

         The undersigned acknowledges that the issuance of Common Stock upon conversion of the Preferred Securities is exempt from registration pursuant to
Section 3(a)(9) of the Securities Act of 1933, as amended. Allegheny and the Trust have no contract, arrangement or understanding relating to, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person for soliciting tenders in the offer and consent solicitation. In addition, neither Allegheny's or the Trust's financial advisor or any broker, dealer, salesperson, agent or any other person, is engaged or authorized to express any statement, opinion, recommendation or judgment with respect to the relative merits and risks of the offer and consent solicitation.

         All authority conferred or agreed to be conferred in this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

         The offer and consent solicitation is subject to certain conditions as set forth in the Offering Circular under the caption "The Offer and Consent Solicitation -- Conditions to the Offer and Consent Solicitation." The undersigned recognizes that as a result of these conditions (which may be waived by Allegheny and the Trust, in whole or in part, in their sole discretion, as more particularly set forth in the Offering Circular), Allegheny and the Trust may not be required to accept all or any of the Preferred Securities tendered hereby.

         Allegheny and the Trust reserve the right to extend or terminate the offer and consent solicitation, if any of the conditions listed in "The Offer and Consent Solicitation -- Conditions to the Offer and Consent Solicitation" occur, or the occurrence thereof has not been waived by Allegheny and the Trust in their sole discretion.

         The undersigned understands that a valid tender of Preferred Securities not made in acceptable form and risk of loss therefore does not pass until receipt by the Conversion Agent of this Consent and Letter of Transmittal (or an agent's message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority, including the Notice of Conversion and any other required documents and signature guarantees in form satisfactory to Allegheny and the Trust (which may delegate power in whole or in part to the Conversion Agent). All questions as to validity, form and eligibility of any tender of the Preferred Securities hereunder (including time of receipt) and acceptance of tenders and withdrawals of Preferred Securities will be determined by Allegheny and the Trust in their sole judgment (which may delegate power in whole or in part to the Conversion Agent) and such determination shall be final and binding.

         In the event that the "Special Issuance Instructions" box is completed, the undersigned hereby understands and acknowledges that any Preferred Securities tendered but not accepted in the offer and consent solicitation will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that Allegheny and the Trust have no obligation pursuant to the "Special Issuance Instructions" box to transfer any Preferred Securities from the name(s) of the registered holders thereof to the person indicated in such box, if the offerors do not accept any Preferred Securities so tendered. The undersigned acknowledges and agrees that Allegheny, the Trust or the Conversion Agent may, in appropriate circumstances, defer effecting transfer of Preferred Securities, and may retain such Preferred Securities, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Conversion Agent.

         Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular and this Consent and Letter of Transmittal may be directed to the Conversion Agent or Information Agent, whose addresses and telephone numbers appear on the final page of this Consent and Letter of Transmittal. See Instruction 6 below.

                               METHOD OF DELIVERY

[ ] CHECK HERE IF TENDERED PREFERRED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution_______________________________________________

Account Number______________________________________________________________

Transaction Code Number ____________________________________________________


               Signature(s) of Holder(s) of Preferred Securities

         Must be signed by registered holders of Preferred Securities exactly as such participant's name appears on a security position listing as the owner of Preferred Securities, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

Date_______________________________________________________________________

Name(s)____________________________________________________________________

Capacity __________________________________________________________________

Address (Include Zip Code) ________________________________________________

DTC Account to which Common Stock should be delivered _____________________

Tax Identification or Social Security Number (See Instruction 7) __________

Telephone Number (Include Area Code) ______________________________________

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                         SPECIAL ISSUANCE INSTRUCTIONS
                              (See Instruction 2)

         To be completed ONLY if Preferred Securities not tendered for conversion are to be returned by credit to a DTC account number other than the account number specified above.

         Issue Preferred Securities to:

Name__________________________________________________________________

DTC Account #_________________________________________________________

Address (Including Zip Code)__________________________________________

                 (Tax Identification or Social Security Number)
                              (See Instruction 7)

          MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTIONS 2 & 3 BELOW)
                  (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN
                             ELIGIBLE INSTITUTION)

Name of Eligible Institution Guaranteeing Signatures _________________

Address (Including Zip Code) _________________________________________

Telephone Number (Including Area Code) _______________________________

Authorized Signature _________________________________________________

Printed Name _________________________________________________________

Title ________________________________________________________________

Date____________________________

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


                                  INSTRUCTIONS
           FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND
                              CONSENT SOLICITATION

           1. Delivery of Consent and Letter of Transmittal. This Consent and Letter of Transmittal is to be completed by holders of Preferred Securities either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Offer and Consent Solicitation -- Tender of Preferred Securities held through DTC" section of the Offering Circular and an agent's message is not delivered. Tenders by book-entry transfer also may be made by delivering an agent's message in lieu of this Consent and Letter of Transmittal. The term "agent's message" means a message, transmitted by DTC to and received by the Conversion Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Consent and Letter of Transmittal and that Allegheny and the Trust may enforce the Consent and Letter of Transmittal against such participant. Certificates for all physically tendered Preferred Securities, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Consent and Letter of Transmittal (or manually signed facsimile hereof or agent's message in lieu thereof) and any other documents required by this Consent and Letter of Transmittal, must be received by the Conversion Agent at the address set forth herein no later than 12:00 midnight, New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Preferred Securities tendered hereby must be in denominations of $1,000 Liquidation Amount or any integral multiple thereof. However, a holder of Preferred Securities may not tender and convert Preferred Securities with an aggregate Liquidation Amount of less than $1,000 unless such Preferred Securities represent all of such holder's Preferred Securities.

         Holders whose certificates for Preferred Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Conversion Agent before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Preferred Securities pursuant to the guaranteed delivery procedures set forth in "The Offer and Consent Solicitation --Guaranteed Delivery" section of the Offering Circular. Pursuant to these procedures, (i) the tender must be made through an eligible institution, (ii) no later than 12:00 midnight, New York City time, on the Expiration Date, the Conversion Agent must receive from the eligible institution a properly completed and duly executed Consent and Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by Allegheny and the Trust (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Preferred Securities and the amount of Preferred Securities tendered, stating that the tender is being made thereby and guaranteeing that within two business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Preferred Securities, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a properly completed and duly executed Consent and Letter of Transmittal (or facsimile thereof or agent's message in lieu thereof) with any required signature guarantees and any other documents required by this Consent and Letter of Transmittal will be deposited by the eligible institution with the Conversion Agent, and (iii) the certificates for all physically tendered Preferred Securities, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a properly completed and duly executed Consent and Letter of Transmittal (or facsimile thereof or agent's message in lieu thereof) with any required signature guarantees and all other documents required by this Consent and Letter of Transmittal, or a properly transmitted agent's message, are received by the Conversion Agent within two business days after the date of execution of the Notice of Guaranteed Delivery.

         THE METHOD OF DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL, THE NOTICE OF CONVERSION AND ALL OTHER REQUIRED DOCUMENTS TO THE CONVERSION AGENT, INCLUDING DELIVERY THROUGH DTC OF ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH DTC'S AUTOMATED TENDER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF PREFERRED SECURITIES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE TENDERING HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF PREFERRED SECURITIES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE CONVERSION AGENT. THIS CONSENT AND LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE CONVERSION AGENT, NOT TO ALLEGHENY, THE TRUST OR DTC.

         Preferred Securities tendered pursuant to the offer and consent solicitation may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date, or such other time if this date is extended by the Trust and Allegheny, in which case tenders of Preferred Securities may be withdrawn under the conditions described in the Offering Circular under the caption "The Offer and Consent Solicitation -- Terms of the Offer and Consent Solicitation" In order to be valid, a notice of withdrawal of tendered Preferred Securities must comply with the requirements set forth in the Offering Circular under the caption "The Offer and Consent Solicitation -- Withdrawal of Tenders."

         2. Signatures on Consent and Letter of Transmittal, Powers and Endorsements. This Consent and Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the Preferred Securities tendered hereby. The signature(s) on this Consent and Letter of Transmittal must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of Preferred Securities is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

         If any of the Preferred Securities tendered hereby are registered in the name of two or more holders, all such holders must sign this Consent and Letter of Transmittal. If this Consent and Letter of Transmittal or any Preferred Securities or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Allegheny and the Trust, proper evidence satisfactory to Allegheny and the Trust of its authority so to act must be submitted with this Consent and Letter of Transmittal.

         3. Guarantee of Signatures. Except as otherwise provided below, all signatures on a Consent and Letter of Transmittal, a Notice of Conversion or a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program or the Stock Conversion Medallion Program. Signatures on this Consent and Letter of Transmittal need not be guaranteed if:

         o this Consent and Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Preferred Securities and the holder(s) has not completed the portion entitled "Special Issuance Instructions" on the Consent and Letter of Transmittal; or

         o the Preferred Securities are tendered for the account of an Eligible Guarantor Institution (as defined below).

         If this Consent and Letter of Transmittal is not signed by the holder, the holder must transmit a separate, properly completed power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (as defined below).

         An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Conversion Act of 1934, as amended (the "Conversion Act")), means:

                  (i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

                  (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Conversion Act;

                  (iii) Credit unions (as that term is defined in Section 19b(l)(A) of the Federal Reserve Act);

                  (iv) National securities Conversions, registered, securities associations, and clearing agencies, as those terms are used under the Conversion Act; and

                  (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

         For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this Consent and Letter of Transmittal should be signed, e.g., "Mary Doe, now by marriage, Mary Jones." For a correction in name, this Consent and Letter of Transmittal should be signed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown." In any such case, the signature on this Consent and Letter of Transmittal must be guaranteed as provided above, and the holder must complete the Special Issuance Instructions above.

         You should consult your own tax advisor as to possible tax consequences resulting from the issuance of the Common Stock, as described above, in a name other than that of the registered holder(s) of the tendered Preferred Securities.

         4. Transfer Taxes. Allegheny will pay all transfer taxes, if any, applicable to the transfer and conversion of Preferred Securities in the offer and consent solicitation. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

         o if the Common Stock in book-entry form is to be registered in the name of any person other than the person signing this Consent and Letter of Transmittal; or

         o if tendered Preferred Securities are registered in the name of any person other than the person signing this Consent and Letter of Transmittal.

         If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the Consent and Letter of Transmittal, the amount of those transfer taxes will he billed directly to the tendering holder and/or withheld from any payments due with respect to the Preferred Securities tendered by such holder.

         5. Validity of Tender; Irregularities. All questions as to validity, form and eligibility of any tender of the Preferred Securities hereunder will be determined by Allegheny and the Trust, in their sole judgment (which may delegate power in whole or in part to the Conversion Agent), and such determination shall be final and binding. Allegheny and the Trust reserve the right to waive any irregularities or defects in the tender of any Preferred Securities and their interpretations of the terms and conditions of this Consent and Letter of Transmittal (including these instructions) with respect to such irregularities or defects shall be final and binding. A tender will not be deemed to have been made until all irregularities have been cured or waived.

         6. Additional Copies. Additional copies of this Consent and Letter of Transmittal may be obtained from the Information Agent at the address listed below.

         7. Substitute Form W-9. Under U.S. federal income tax law, each tendering holder is required to either (i) provide its correct taxpayer identification number ("TIN") by completing the copy of the Substitute Form W-9 attached to this Letter of Transmittal, certifying that (1) it is a "United States person" (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code")), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that it is exempt from backup withholding because (a) it has not been notified by the Internal Revenue Service ("IRS") that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (b) it has been notified by the IRS that it is no longer subject to backup withholding or (ii) otherwise establish an exemption. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% on the cash received pursuant to the offer and consent solicitation. If backup withholding results in an overpayment of taxes, a refund may be obtained.

         Certain tendering holders (including, among others, all corporations and certain foreign individuals) are exempt recipients not subject to backup withholding on the receipt of cash pursuant to the offer and consent solicitation. In order for a foreign individual to qualify for this exemption, it must either (i) submit a properly completed IRS Form W-8 BEN or other Form W-8 to the Conversion Agent, certifying under penalties of perjury to the tendering holder's exempt status or (ii) otherwise establish an exception. See the enclosed copy of the Substitute Form W-9, Request for Taxpayer Identification Number and Certification, and the Instructions to Form W-9 for additional instructions. To avoid possible erroneous backup withholding, exempt tendering holders, while not required to file an Substitute Form W-9, should complete and return the Substitute Form W-9 and check the "Exempt from backup withholding" box on its face.

         SEE THE ENCLOSED SUBSTITUTE FORM W-9, REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION, FOR ADDITIONAL INFORMATION AND INSTRUCTIONS.

         8. Consents to Proposed Amendments. If you tender your Preferred Securities, you will be deemed to have consented to the Proposed Amendments described in the Offering Circular to the Indenture. A holder may not consent to the Proposed Amendments without tendering the Preferred Securities related thereto.

         9. Withdrawal of Tenders and Revocation of Consents. A valid withdrawal of tendered Preferred Securities made on or prior to the Expiration Date will constitute a concurrent valid revocation of such holder's related consent to the Proposed Amendments. A holder may not validly revoke a consent unless such holder validly withdraws such holder's previously tendered Preferred Securities. Tenders of Preferred Securities may be validly withdrawn if the offer is terminated without any Preferred Securities being tendered thereunder. In the event of a termination of the offer, the Preferred Securities tendered pursuant to the Offer and Consent Solicitation will be promptly returned to the tendered holder, the Proposed Amendments will not become operative and the consents to such Proposed Amendments will be deemed revoked.

         For a withdrawal of tendered Preferred Securities, (and a concurrent revocation of consents to the Proposed Amendments) to be effective, a written or facsimile transmission notice of withdrawal or revocation, or a properly transmitted "Request Message" through ATOP, must be received by the Conversion Agent no later than 12:00 midnight, New York City time, on the Expiration Date at its address set forth on the cover of this Consent and Letter of Transmittal. Any such notice of withdrawal must: (i) specify the name of the person who tendered the Preferred Securities to be withdrawn, (ii) contain the description of the Preferred Securities to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Preferred Securities (unless such Preferred Securities were tendered by book-entry transfer) and the aggregate Liquidation Amount represented by such Preferred Securities and (iii) (other than a notice transmitted through ATOP) be signed by the holder of such Preferred Securities in the same manner as the original signature on the Consent and Letter of Transmittal by which such Preferred Securities were tendered (including any required signature guarantees), or be accompanied by (x) documents of transfer sufficient to have the trustee register the transfer of the Preferred Securities into the name of the person withdrawing such Preferred Securities (including, in the case of Preferred Securities tendered by book-entry transfer, the account at DTC to which such withdrawn Preferred Securities should be credited) and (y) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder. If the Preferred Securities to be withdrawn have been delivered or otherwise identified to the Conversion Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

         Any permitted withdrawal of Preferred Securities (and concurrent revocation of consents) may not be rescinded. Any Preferred Securities properly withdrawn will thereafter be deemed not validly tendered and any consents revoked will be deemed not validly delivered for purposes of the offer and consent solicitation, provided, however, that withdrawn Preferred Securities may be re-tendered again by following one of the appropriate procedures described herein at any time but no later than 12:00 midnight, New York City time, on the Expiration Date.

         All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by Allegheny and the Trust, in their sole discretion (whose determination shall be final and binding). Neither Allegheny, the Trust, the Conversion Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of tenders or incur any liability for failure to give any such notification.

         10. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of Preferred Securities whose certificates for such Preferred Securities have been mutilated, lost, stolen or destroyed should write to or telephone Wilmington Trust Company at the following address or telephone number: Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, (302) 636-6470 or (800) 441-7120 ext. 6470.

         11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Preferred Securities and consenting to the Proposed Amendments, requests for assistance or additional copies of the Offering Circular and this Consent and Letter of Transmittal may be directed to, and additional information about the offer may be obtained from, either the Conversion Agent or the Information Agent, whose addresses and telephone numbers appear on the back cover page of this Consent and Letter of Transmittal.

         12. Notice of Conversion. Whether you tender pursuant to book-entry with DTC or by delivering both the Preferred Securities and this Consent and Letter of Transmittal to the Conversion Agent, you will be required to properly execute and deliver a completed Notice of Conversion to the Conversion Agent no later than 12:00 midnight, New York City time, on the Expiration Date. The Notice of Conversion is necessary in order for the Conversion Agent to properly accept the Preferred Securities being tendered and to subsequently convert such Preferred Securities into Common Stock. The Notice of Conversion requires you to provide Allegheny with information such as to whom the shares of Common Stock should be issued and where such shares of Common Stock should be delivered.


                                             SUBSTITUTE FORM W-9

 ---------------------------------------------------------------------------------------------------------------
|                                                PAYER'S NAME:                                                  |
| ---------------------------------- --------------------------- -----------------------------------------------|
|                                  |                           |                                                |
|           SUBSTITUTE             | Part 1 -- PLEASE PROVIDE  |         ______________________________         |
|                                  |  YOUR TIN IN THE BOX AT   |             Social Security Number             |
|            FORM W-9              | THE RIGHT OR, IF YOU DO   |                       OR                       |
|                                  |  NOT HAVE A TIN, WRITE    |                                                |
|                                  |   "APPLIED FOR" AND SIGN  |         ______________________________         |
|Department of the Treasury        |  THE CERTIFICATION BELOW. |         Taxpayer Identification Number         |
|Internal Revenue Service (IRS)    |                           |                                                |
|                                  |                           |                   [ ] Exempt                   |
|Payer's Request for Taxpayer      |                           |                                                |
|Identification Number (TIN)       |  ------------------------------------------------------------------------- |
|                                  |                                                                            |
|Please fill in your name and      |  Part 2 -- Certification -- Under penalties of perjury, I certify that:    |
|address below.                    |                                                                            |
|                                  |  (1)  The number shown on this form is my correct Taxpayer Identification  |
|                                  |       Number  (or I am waiting for a number to be issued to me),           |
|____________________________      |                                                                            |
| Name                             |  (2)  I am not subject to backup withholding either because (a)            |
|                                  |       I am exempt from backup withholding, (b) I have not been             |
|____________________________      |       notified by the IRS that I am subject to backup withholding          |
| Business Name                    |       as a result of failure to report all interest or dividends,          |
|                                  |       or (c) the IRS has notified me that I am no longer subject to        |
|____________________________      |       backup withholding, and                                              |
| Address (number and street)      |                                                                            |
|                                  |  (3)  I am a U.S. person (as defined for U.S. federal income tax purposes).|
|____________________________      |                                                                            |
|City, State and Zip Code          |                                                                            |
|                                  | ---------------------------------------------------------------------------|
|                                  |                                                                            |
|                                  | Certification Instructions -- You must cross out item (2) in Part          |
|                                  | 2 above if you have been notified by the IRS that you are subject          |
|                                  | to backup withholding because of under reporting interest or               |
|                                  | dividends on your tax return. However, if after being notified by          |
|                                  | the IRS that you were subject to backup withholding, you received          |
|                                  | another notification from the IRS that you are no longer subject           |
|                                  | to backup withholding, do not cross out item (2). If you are               |
|                                  | exempt from backup withholding, check the box in Part 1 and see            |
|                                  | the enclosed "Guidelines for Certification of Taxpayer                     |
|                                  | Identification Number on Substitute Form W-9".                             |
|                                  |                                                                            |
|                                  | Signature:__________________________________                               |
|                                  | Date:_____________                                                         |
 ---------------------------------- ---------------------------------------------------------------------------

              NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50
                  PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP
                 WITHHOLDING AT A RATE OF 28% ON ANY CASH PAYMENTS MADE TO YOU
               PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR
             REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR
                                      ADDITIONAL DETAILS.
              YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED
                                 FOR" ON SUBSTITUTE FORM W-9.


 --------------------------------------------------------------------------------------------------------
|                                                                                                         |
|                               CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER                    |
|                                                                                                         |
|     I certify under penalties of perjury that a taxpayer identification number has not been             |
|     issued to me, and either (a) I have mailed or delivered an application to receive a                 |
|     taxpayer identification number to the appropriate Internal Revenue Service Center or                |
|     Social Security Administration Office or (b) I intend to mail or deliver an application in          |
|     the near future. I understand that until I provide a taxpayer identification number, all            |
|     reportable payments made to me will be subject to backup withholding, but will be refunded          |
|     if I provide a certified taxpayer identification number within 60 days.                             |
|                                                                                                         |
|                                                                                                         |
|                                                                                                         |
|    Signature:______________________________            Date:______________________________              |
|                                                                                                         |
 --------------------------------------------------------------------------------------------------------

 THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
         THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

         IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE
CONVERSION AGENT OR INFORMATION AGENT:


                               Conversion Agent:

                            Wilmington Trust Company
                              Rodney Square North
                            1100 North Market Street
                           Wilmington, Delaware 19890

                          By Facsimile: 1-302-636-4145
                          Attention: Alisha Clendaniel
                          By Telephone: (302) 636-6470
                      Toll free: (800) 441-7120 ext. 6470

                               Information Agent:

                     Global Bondholder Services Corporation
                            65 Broadway - Suite 704
                            New York, New York 10006
                          Attention: Corporate Actions
                     Banks and Brokers call: (212) 430-3774
                           Toll free: (866) 795-2200